Exhibit 10.62.3

AMENDMENT NUMBER THREE

to the

Master Repurchase Agreement Dated as of May 19, 2006

By and among

NOVASTAR MORTGAGE, INC.,

NOVASTAR FINANCIAL, INC.,

NOVASTAR HOME MORTGAGE, INC.,

NOVASTAR CERTIFICATES FINANCING CORP.;

NOVASTAR CERTIFICATES FINANCING LLC,

HOMEVIEW LENDING, INC.,

ACCELERON LENDING, INC., and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER THREE (“Amendment Number Three”) is made this 9th day of November, 2006, by and among NOVASTAR MORTGAGE, INC. (“NMF’), NOVASTAR FINANCIAL, INC. (“NFI”), NOVASTAR HOME MORTGAGE, INC., (“NHMI”), NOVASTAR CERTIFICATES FINANCING CORP. (“NCFC”), NOVASTAR CERTIFICATES FINANCING LLC (“NCF”), HOMEVIEW LENDING, INC. (“HLI”) and ACCELERON LENDING, INC. (“ACC”; and together with NMI, NFI, NHMI, NCFC, NCF and HLI, the “Sellers”), each having an address at 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114 and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the “Buyer”), to the Master Repurchase Agreement, dated as of May 19, 2006, as amended (the “Agreement”).

RECITALS

WHEREAS, the Sellers and the Buyer desire to amend the Agreement and the Pricing Side Letter dated as of May 19, 2006 among the Buyer and the Sellers (the “Pricing Letter”) to, among other things, revise the Pricing Rate for Purchased Loans, add Hospital Line Assets, remove NHMI as a Seller and extend the Termination Date, all as more fully set forth herein and in Amendment Number One to the Pricing Letter dated of even date herewith (the “Pricing Letter Amendment”), subject to all of the terms and provisions of the Agreement which are applicable to Sellers thereunder;

WHEREAS, as of the date of this Amendment Number Three, the Sellers represent to the Buyer that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Program Documents and no Default or Event of Default exists under any Program Documents;

WHEREAS, in order to induce the Buyer to enter into this Amendment Number Three, the Sellers have agreed to pay the Buyer a commitment fee in an amount set forth herein on the date of execution of this Amendment Number Three; and

WHEREAS, the Sellers and the Buyer have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of November 9, 2006, the Agreement is hereby amended as follows:

A. The definition of “Committed Amount” in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Committed Amount” shall mean $750,000,000.

B. Section 1 of the Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

“Hospital Line Asset” shall mean, as identified by any Seller as a “Hospital Line Asset” on the related Loan Transaction Notice, (i) any Eligible Loan as to which any Monthly Payment is 30 or more days past due as of any date of determination, where such Loan was acquired by a Seller or an Affiliate thereof as a result of the optional termination or “clean up call” of any securitization with respect to which any Seller or Affiliate thereof was the sponsor or issuer or was required to be repurchased by a Seller or an Affiliate thereof pursuant to the terms of a whole loan purchase and sale arrangement in which such Seller or Affiliate thereof is the “seller” thereunder, or otherwise or (ii) any Eligible Pledged Stock of an Eligible Entity that owns REO Property; provided however, no such Eligible Loan or Eligible Pledged Stock shall be a Hospital Line Asset if such Loan or Pledged Stock is, or has been at any time, subject to a Transaction hereunder.

C. The definition of “Maximum Aggregate Purchase Price” in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Maximum Aggregate Purchase Price” shall mean the Committed Amount, plus in the sole discretion of the Buyer, the Uncommitted Amount.

D. The definition of “Termination Date” in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Termination Date” shall mean November 9, 2007, or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.

E. The definition of “Uncommitted Amount” in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Uncommitted Amount” shall mean, as of any date of determination, $50,000,000 minus the sum of the outstanding aggregate purchase price (as of such date of determination) for purchased assets that are subject to a Transaction (as defined in the Warehouse USA Facility) under the WarehouseUSA Facility.

F. Section 1 of the Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

“WarehouseUSA Facility” shall mean that certain master repurchase agreement among the Buyer, Warehouseusa Capital Corp., NMI, NFI and NFI Holding Corporation that is or will be entered into on or about November 2006.

G. Subpart (b) of Part I of Schedule 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

(b) Payments Current. Except with respect to Eligible Loans that are Hospital Line Assets, the first Monthly Payment shall have been made prior to the second scheduled Monthly Payment becoming due.

H. The Agreement is hereby amended to delete all references to Novastar Home Mortgage, Inc.

SECTION 2. Conditions Precedent. The Sellers agrees to pay to the Buyer all fees and out of pocket expenses incurred by the Buyer in connection with this Amendment Number Three and the Pricing Letter Amendment (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel incurred in connection with this Amendment Number Three and the Pricing Letter Amendment). It is a condition precedent to the effectiveness of this Amendment Number Three and the Pricing Letter Amendment that Seller pay to Buyer in immediately available funds all such outstanding fees and expenses and the first installment of the Commitment Fee.

SECTION 3. Effectiveness of Amendment. This Amendment Number Three shall be effective upon the satisfaction of the conditions precedent in Section 2 above and Buyer’s receipt of the signed counterpart to this Amendment Number Three executed by each party hereto.

SECTION 4. Termination and Release of NHMI. Buyer hereby acknowledges receipt of an amount equal to the Repurchase Price for all Loans, Pledged Stock and Bonds sold by NHMI subject to a Transaction (collectively, the “NHMI Repurchased Assets”) plus all unpaid costs, fees, expenses and indemnities due and owing to the Buyer from NHMI as of the date hereof under the Program Documents (collectively, the “NHMI Payout”). Each of the parties hereto agrees that, in consideration of the payment of the NHMI Payout in accordance with the terms of this Agreement, each of the following events have occurred or shall occur:

(i) as of the date of this Amendment Number Three, NHMI is released from its respective obligations thereunder (other than any obligations or liabilities that survive termination) without any further action of or notice to any other party, and the

Program Documents shall be of no further force or effect and none of the parties thereto will have any further fights, obligations or liabilities to NHMI;

(ii) all security interests, liens and other encumbrances granted to, or otherwise existing in favor of, the Buyers in respect of the NHMI Repurchased Assets sold by NHMI are released; and

(iii) Buyers shall promptly execute and deliver such instruments and documents as NHMI may reasonably request for the purpose of evidencing the termination and release described above.

SECTION 5. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 7. Representations. In order to induce the Buyer to execute and deliver this Amendment Number Three, the Sellers hereby represent to the Buyer that as of the date hereof, each of the Sellers is in full compliance with all of the terms and conditions of the Program Documents and no Default or Event of Default has occurred and is continuing under the Program Documents.

SECTION 8. GOVERNING LAW. THIS AMENDMENT NUMBER THREE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 9. Counterparts. This Amendment Number Three may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Sellers and the Buyer have caused this Amendment Number Three to be executed and delivered by their duly authorized officers as of flae day and year first above written.

NOVASTAR MORTGAGE, INC. (Seller)		NOVASTAR HOME MORTGAGE, INC. (Seller)

By:	/s/ Todd Phillips	By:	/s/ Todd Phillips
Name:	Todd Phillips	Name:	Todd Phillips
Title:	Vice President, Treasurer and Controller	Title:	Vice President, Treasurer and Controller

NOVASTAR FINANCIAL, INC. (Seller)		NOVASTAR CERTIFICATES FINANCING CORP. (Seller)

By:	/s/ Todd Phillips	By:	/s/ Todd Phillips
Name:	Todd Phillips	Name:	Todd Phillips
Title:	Vice President, Treasurer and Controller	Title:	Vice President, Treasurer and Controller

NOVASTAR CERTIFICATES FINANCING LLC. (Seller)		HOMEVIEW LENDING, INC. (Seller)

By:	/s/ Todd Phillips	By:	/s/ Todd Phillips
Name:	Todd Phillips	Name:	Todd Phillips
Title:	Vice President, Treasurer and Controller	Title:	Vice President, Treasurer and Controller

ACCELERON LENDING, INC. (Seller)		GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (Buyer)

By:	/s/ Todd Phillips	By:	/s/ Anthony Palmisano
Name:	Todd Phillips	Name:	Anthony Palmisano
Title:	Vice President, Treasurer and Controller	Title:	Managing Director